Exhibit 10.7

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of  [●], 2025, is entered into by and among Orchestra BioMed Holdings, Inc., a Delaware corporation (the “Company”), and the investors listed on the signature pages hereto (each, an “Investor” and collectively, the “Investors”). Certain capitalized terms used herein and not otherwise defined have the meaning given to them in Section 9(a) hereof.

W I T N E S S E T H:

WHEREAS, in connection with:

•	the Revenue Participation Right Purchase and Sale Agreement, dated as of July 31, 2025 (the “Purchase and Sale Agreement”), by and among the Company and Ligand Pharmaceuticals Incorporated, a Delaware corporation (“Ligand”), the Company has agreed, upon the terms and subject to the conditions of the Purchase and Sale Agreement, to issue and deliver to Ligand a warrants (the “Warrants”) to purchase shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock” and such shares of Common Stock, the “Warrant Shares”);

•	the Stock Purchase Agreement, dated as of July 31, 2025, by and between the Company and Ligand (the “Ligand Stock Purchase Agreement”), pursuant to which, Ligand agreed to purchase from the Company and the Company agreed to sell to Ligand, $5,000,000 of Common Stock (the “Ligand PIPE Shares”), subject to the terms and conditions of the Ligand Stock Purchase Agreement; and

•	the Stock Purchase Agreement, dated as of July 31, 2025, by and between the Company and Covidien Group S.à.r.l. (“Medtronic”), a private limited liability company (société à responsabilité limitée), incorporated under the laws of the Grand Duchy of Luxembourg (the “Medtronic Stock Purchase Agreement” and, together with the Ligand Stock Purchase Agreement, the “Stock Purchase Agreements”), pursuant to which, Medtronic agreed to purchase from the Company and the Company agreed to sell to Medtronic, up to $12,000,000 of Common Stock (the “Medtronic PIPE Shares” and, together with the Ligand PIPE Shares, the “PIPE Shares”), subject to the terms and conditions of the Medtronic Stock Purchase Agreement.

WHEREAS, the Investors have requested, and the Company has agreed to provide, certain rights with respect to the registration of the resale of the Warrant Shares and the PIPE Shares, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto hereby agree as follows:

Section 1.      Shelf Registration.

(a)            On or prior to the Filing Deadline, the Company shall prepare and file with the SEC a registration statement under the Securities Act covering the resale of all of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415 on Form S-3 (or any successor short form registration statement available for such resale that permits incorporation by reference at least to the same extent as such form) (“Form S-3”) or, if Form S-3 is not then available to the Company, on such form of registration statement as is then available to effect a registration for resale of the Registrable Securities (together with the Form S-3, the “Registration Statement”). The Registration Statement shall contain (except if otherwise required pursuant to written comments received from the SEC upon a review of such Registration Statement) a “Plan of Distribution” in substantially the form attached hereto as Exhibit A and a “Selling Stockholder” section in substantially the form attached hereto as Exhibit B; provided, however, that no Investor shall be named as an “underwriter” in the Registration Statement without such Investor’s prior written consent, except that an Investor may be named as a “statutory underwriter” if such Investor is, or is affiliated with, a broker-dealer and states such fact in its Selling Stockholder Questionnaire. The Registration Statement also shall cover, to the extent allowable under the Securities Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities registered under such Registration Statement. Such Registration Statement shall not include any shares of Common Stock or other securities for the account of any other holder of securities of the Company without the prior written consent of the Investors.

(b)            The Company shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective after its filing at the earliest possible date, but no later than the earlier of (i) the one hundred and eightieth (180th) calendar day following the issuance of the PIPE Shares, if the SEC notifies the Company that it will “review” the Registration Statement and (ii) the fifth (5th) Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that the Registration Statement will not be “reviewed” or will be subject to no further review. Subject to Section 8, the Company shall use its commercially reasonable efforts to keep the Registration Statement effective under the Securities Act until the date as of which there are no longer any Registrable Securities registered thereunder (the “Effectiveness Period”). The Company shall promptly, and in any event within 24 hours, notify the Investors of the effectiveness of each Registration Statement and shall promptly, and in no event later than the second Business Day after the Company receives notice of the effectiveness of each Registration Statement, file a final prospectus with the SEC, as required by Rule 424(b).

(c)            Subject to Section 8, in the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form and (ii) undertake to register the Registrable Securities on Form S-3 promptly after such form is available, provided, that the Company shall maintain the effectiveness of the registration statement then in effect until such time as a registration statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

(d)            In the event that the Registration Statement ceases to be effective for any reason at any time (other than because all Registrable Securities registered thereunder shall have been sold pursuant thereto or shall have otherwise ceased to be Registrable Securities), the Company shall, subject to Section 8, use its reasonable best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof or file a subsequent Registration Statement covering all of the securities that, as of the date of such filing or designation, are Registrable Securities.

(e)            If a Registration Statement is then effective, subject to Section 3, an Investor may sell Registrable Securities available for sale by it pursuant to such Registration Statement, and the Company shall pay all Registration Expenses in connection therewith (other than discounts and commissions payable in connection with the sale of such Investor’s securities thereunder).

(f)            Notwithstanding anything to the contrary contained herein, Ligand’s sole recourse against the Company for failing to have the Registration Statement available for the resale of the Warrant Shares is to exercise the Warrants by Cashless Exercise (as such term is defined in the Warrants), and the Company shall have no liability to Ligand for failing to have the Registration Statement available for the resale of the Warrant Shares.

Section 2.      Registration Procedures; Commercially Reasonable Efforts. In connection with any registration contemplated hereunder, the Company shall:

(a)            At least ten (10) Business Days before filing the Registration Statement pursuant to Section 1 hereof, the Company will furnish to the Investors notice of the proposed filing date of such Registration Statement (the “Proposed Filing Date”) and a copy of a draft of the Registration Statement. Each Investor shall review and approve the Selling Stockholder and Plan of Distribution sections of the Registration Statement, which approval shall not be unreasonably withheld or delayed. Any objections to the draft Registration Statement must be lodged within two (2) Business Days of such Investor’s receipt thereof. The Company shall (a) use commercially reasonable efforts to address the comments of each Investor or its counsel reasonably proposed by the Investor, and (b) not file the Registration Statement containing information regarding an Investor to which such Investor reasonably objects, unless management of the Company, after consulting with Company counsel, determines, in its sole discretion, such information is required to comply with any applicable law or regulation. Other than any Investor that indicates to the Company in writing that it does not wish to be named as a “selling stockholder” in such Registration Statement, each Investor agrees to furnish to the Company a completed questionnaire in the form attached hereto as Exhibit C (a “Selling Stockholder Questionnaire”) on a date that is not less than five (5) Business Days prior to the Proposed Filing Date;

(b)            Notify immediately the Investors of any stop order threatened or issued by the SEC and take all actions reasonably required to prevent the entry of a stop order or if entered to have it rescinded or otherwise removed;

(c)            Use its commercially reasonable best efforts to prepare and file with the SEC such amendments and supplements to the Registration Statement necessary to keep the Registration Statement effective under the Securities Act for the Effectiveness Period and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statement during each period in accordance with the Investors’ intended methods of disposition as set forth in the Registration Statement; provided, that least three (3) Business Days before filing any such amendments or supplements to the Registration Statement, the Company will furnish to the Investors notice of the proposed filing date of such amendment or supplement and a copy of a draft of such amendment or supplement to the Registration Statement for review by the Investors. The Company shall (a) use commercially reasonable efforts to address the comments of the Investors or their counsel reasonably proposed by the Investors, and (b) not file any amendment or supplement to the Registration Statement containing information regarding an Investor to which such Investor reasonably objects, unless management of the Company, after consulting with Company counsel, determines, in its sole discretion, such information is required to comply with any applicable law or regulation;

(d)            Furnish to the Investors a sufficient number of copies of the Registration Statement and such other documents as each Investor may reasonably request to facilitate the disposition of its Registrable Securities; provided, that the Company shall have no obligation to provide any document pursuant to this clause that is available on the EDGAR system;

(e)            Use its commercially reasonable efforts to register or qualify the Registrable Securities subject to registration under securities or blue sky laws of jurisdictions in the United States of America as any Investor requests and will do any and all other acts and things that may be necessary or advisable to enable such Investor to consummate the disposition of its Registrable Securities; provided that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(f)            Use its commercially reasonable efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by those governmental agencies or authorities necessary to enable the Investors to consummate the disposition of its Registrable Securities;

(g)            Promptly (but in no event later than 24 hours) notify the Investors, at any time when a prospectus is required to be delivered under the Securities Act, of any event as a result of which the prospectus or any document incorporated therein by reference contains an untrue statement of a material fact or omits to state any material fact necessary to make the statements therein not misleading, and will promptly prepare a supplement or amendment to the prospectus or any such document incorporated therein by reference so that thereafter the prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

(h)            Use its commercially reasonable efforts to cause all Registrable Securities to be listed on the same securities exchange, with the same CUSIP, and with the same transfer agent, as similar securities issued by the Company are then listed; and

Section 3.      Suspension Period.

(a)            The Company may suspend the use of a prospectus that is part of a Registration Statement for up to an aggregate sixty (60) days on no more than two (2) occasions in any given twelve (12)-month period, and therefore suspend sales of Registrable Securities available for sale pursuant to such Registration Statement (such period, the “Suspension Period”) by providing written notice to the Investors if the Company’s board of directors determines in its reasonable good faith judgment that such suspension is in the best interests of the Company.

(b)            In the case of an event that causes the Company to suspend the use of a Registration Statement as set forth in Section 3(a) above (a “Suspension Event”), the Company shall promptly (but in no event later than 24 hours) give a written notice to the Investors (a “Suspension Notice”) to suspend sales of the Registrable Securities (but shall not contain any material non-public information concerning the Company) and that such suspension shall continue only for so long as the Suspension Event is continuing. An Investor shall not effect any sales of the Registrable Securities pursuant to such Registration Statement (or such filings) at any time after it has received a Suspension Notice from the Company and prior to receipt of an End of Suspension Notice (as defined below). Each Investor agrees that such Investor shall treat as confidential the receipt of the Suspension Notice and shall not disclose the information contained in such Suspension Notice without the prior written consent of the Company until such time as the information contained therein is or becomes available to the public generally, other than as a result of disclosure by such Investor in breach of the terms of this Agreement; provided, that the foregoing will not prohibit the Investor from trading in the Registrable Securities solely by virtue of having received a Suspension Notice and the information contained therein. An Investor may recommence effecting sales of the Registrable Securities pursuant to the Registration Statement (or such filings) following further written notice to such effect (an “End of Suspension Notice”) from the Company, which End of Suspension Notice shall be given by the Company to the Investor promptly (but in no event later than 24 hours) following the conclusion of any Suspension Event.

Section 4.      Registration Expenses. All expenses incident to the Company’s performance of or compliance with this Agreement, including, without limitation, all registration, qualification and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants and other persons retained by the Company (all such expenses being herein called “Registration Expenses”) shall be borne by the Company. The Investors shall be responsible for the payment of all discounts and commissions incurred in connection with sales of Registrable Securities.

Section 5.      Obligations of the Investors.

(a)            From time to time, the Company may require each Investor to furnish to the Company information regarding the distribution of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities.

(b)            The Investors, by such Investors’ acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder.

(c)            Each Investor agrees that, upon receipt of a Suspension Notice pursuant to Section 3(b), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor’s receipt of the End of Suspension Notice.

(d)            Each Investor covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it or an exemption therefrom in connection with sales of Registrable Securities pursuant to the Registration Statement.

(e)            Each Investor agrees that, upon receipt of any written notice from the Company of any event as a result of which the prospectus or any document incorporated therein by reference contains an untrue statement of material fact or omits to state any material fact necessary to make the statements therein not misleading, such Investor will discontinue the distribution of Registrable Securities pursuant to any such prospectus until such Investor receives copies of a supplemented or amended prospectus from the Company. In addition, if the Company requests in writing, each Investor will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in its possession, of the prospectus covering the Registrable Securities current at the time of receipt of the notice. Each Investor agrees not to use any free writing prospectus unless consented to by the Company.

Section 6.      Indemnification.

(a)            To the full extent permitted by law, the Company agrees to indemnify and hold harmless each Investor, its officers, directors, members, employees, agents, and each person who controls such Investor (within the meaning of the Securities Act and the Exchange Act) against all losses, claims, damages, liabilities, and expenses to which any of such persons may become subject in connection with any claims arising out of or resulting from any untrue or allegedly untrue statement of material fact contained in any Registration Statement, prospectus, preliminary prospectus, final prospectus or any amendment or supplement thereof, or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading or any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any rule or regulation thereunder applicable to the Company and relating to the action or inaction of the Company in connection with any registration, qualification or compliance, except to the extent the untrue statement or omission resulted from information that such Investor furnished in writing to the Company specifically for use in such Registration Statement or prospectus and was reviewed and approved in writing by such Investor; or any violation or alleged violation by the Company of any of the Securities Act or the Exchange Act or any applicable state securities laws, or any rules promulgated under any such acts or laws; provided, however, that the Company shall not be liable to any Investor in any such case to the extent that such loss, claim, damage, liability or expense is related to the use by an Investor of an outdated or defective prospectus after such party has received written notice from the Company that such prospectus is outdated or defective. As to any person entitled to indemnity under this Section 6(a), such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such person and shall survive the transfer of the Registrable Securities by an Investor.

(b)            Each Investor will furnish to the Company in writing the information that the Company reasonably requests for use in connection with any Registration Statement or prospectus and such Investor agrees to indemnify, to the fullest extent permitted by law, the Company, its directors and officers, and each person who controls the Company (within the meaning of the Securities Act and the Exchange Act) against all losses, claims, damages, liabilities and expenses to which any of such persons may become subject under the Securities Act or the Exchange Act resulting from any untrue or allegedly untrue statement of material fact contained in any Registration Statement, prospectus, preliminary prospectus, final prospectus or any amendment or supplement thereof, or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that the untrue statement or omission results from a statement contained in or omitted from any information such Investor furnished in writing to the Company through an instrument duly executed by such Investor specifically stating that it is for use in the preparation of such Registration Statement, prospectus or preliminary prospectus and was reviewed and approved in writing by such Investor, it being understood that Exhibit A hereto and the Selling Stockholder Questionnaire have been approved for such purpose; provided, however, that the obligations of any Investor hereunder shall be limited to an amount equal to the net proceeds actually received by such Investor from the sale of securities pursuant to the Registration Statement as contemplated herein; provided, further, however, that the obligations of an Investor shall not apply to amounts paid in settlement of any claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld, conditioned or delayed. As to any person entitled to indemnity under this Section 6(b), such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such person.

(c)            Any person entitled to indemnification under this Section 6 will (x) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided, that the failure to give prompt notice shall not impair any person’s or entity’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (y) unless in the indemnifying party’s reasonable judgment a conflict of interest may exist between the indemnified and indemnifying parties with respect to the claim, permit the indemnifying party to assume the defense of the claim with counsel reasonably satisfactory to the indemnified party. The indemnifying party will not be liable for any settlement made without its written consent, which consent shall not be unreasonably withheld, conditioned or delayed. No indemnifying party will consent to entry of any judgment or will enter into any settlement that does not include as an unconditional term the claimant’s or plaintiffs release of the indemnified party from all liability concerning the claim or litigation. An indemnifying party who is not entitled to or elects not to assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by the indemnifying party with respect to the claim. Each indemnified party shall furnish such information regarding itself or the claim in question as an indemnifying party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

(d)            If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations; provided, however, that an Investor will not be required to contribute any amount in excess of the net proceeds actually received by such Investor from the sale of securities pursuant to the Registration Statement as contemplated herein. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact was made by, or relates to information supplied by, the indemnifying party or the indemnified party, and the indemnifying party’s or the indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in this Agreement, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6(d). No person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

Section 7.      Rule 144; Company Obligations. With a view to making available to the Investors the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration, the Company agrees to use reasonable best efforts, during the Effectiveness Period to:

(a)            Make and keep public information available, as those terms are understood and defined in Rule 144;

(b)            File with the SEC in a timely manner (without giving effect to any extensions pursuant to Rule 12b-25 under the Exchange Act) all reports and other documents required of the Company under the Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

(c)            So long as an Investor owns Registrable Securities, promptly upon request, furnish to such Investor (i) a written statement by the Company that it has complied with the reporting requirements of the Exchange Act as required for applicable provisions of Rule 144, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested to permit such Investor to sell such Registrable Securities pursuant to Rule 144 without registration; provided, however, that the Company shall have no obligation to provide any document pursuant to this Section 7(c) that is available on the EDGAR system.

(d)            Subject to the limitations contained herein, the Company shall use commercially reasonable efforts to facilitate the disposition by the Investors of the Registrable Securities pursuant to the Registration Statement.

Section 8.      [Reserved.]

Section 9.      Interpretation of this Agreement.

(a)            Terms Defined. As used in this Agreement, the following terms have the respective meaning set forth below:

“Agreement” is defined in the recitals.

“Business Day” shall mean any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed, on which the SEC is open and accepts filings, provided that any reference to “days” (unless Business Days are specified) shall mean calendar days.

“Closing Date” shall have the meaning set forth in the Purchase and Sale Agreement.

“Common Stock” is defined in the recitals.

“Company” is defined in the recitals.

“Effectiveness Period” is defined in Section 1(b).

“End of Suspension Notice” is defined in Section 3(b).

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Filing Deadline” shall mean ninety (90) days after issuance of the PIPE Shares.

“Form S-3” is defined in Section 1(a).

“Ligand” is defined in the recitals.

“Ligand PIPE Shares” is defined in the recitals.

“Ligand Stock Purchase Agreement” is defined in the recitals.

“Medtronic PIPE Shares” is defined in the recitals.

“Medtronic Stock Purchase Agreement” is defined in the recitals.

“Investor” and “Investors” are defined in the recitals.

“Permitted Transferee” shall mean, in the event of a transfer or assignment of Registrable Securities by an Investor to such Permitted Transferee, (i) an affiliate, nominee, subsidiary, parent, partner, limited partner, retired partner, member, retired member, shareholder or related party of the Investor; or (ii) after such assignment or transfer, the Permitted Transferee holds all of such assignor or transferor’s shares and rights to shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations).

“Person” shall mean an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

“PIPE Shares” is defined in the recitials.

“Proposed Filing Date” is defined in Section 2(a).

“Purchase and Sale Agreement” is defined in the recitals.

“register,” “registered” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements in compliance with the Securities Act and pursuant to Rule 415 and the declaration or ordering of effectiveness of such Registration Statement(s) by the SEC.

“Registrable Securities” shall mean (i) the Warrant Shares, (ii) the PIPE Shares and (ii) any other securities of the Company (or any successor or assign of the Company, whether by merger, reorganization, consolidation, sale of assets or otherwise) which may be issued, issuable, with respect to, in exchange for, or in substitution of, Registrable Securities referenced in the foregoing clauses (i) and (ii) by reason of any dividend, distribution or Common Stock split, combination of shares of Common Stock, merger, consolidation, recapitalization, reclassification, reorganization, sale of assets or similar transaction; provided, that a Registrable Security shall cease to be a Registrable Security when it is (x) registered under the Securities Act and disposed of in accordance with the registration statement covering it, (y) sold under Rule 144 (or any similar provisions then in force) under the Securities Act or (z) eligible for sale by the holder thereof without limitations as to volume or manner of sale pursuant to Rule 144.

“Stock Purchase Agreements” is defined in the recitals.

“Registration Expenses” is defined in Section 4.

“Registration Statement” is defined in Section 1(a), and includes the prospectus, amendments and supplements to such registration statement, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Rule 144” shall mean Rule 144 promulgated under the Securities Act or any successor rule that may be promulgated by the SEC.

“Rule 415” shall mean Rule 415 promulgated under the Securities Act or any successor rule providing for offering securities on a continuous or delayed basis.

“SEC” shall mean the Securities and Exchange Commission.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Selling Stockholder Questionnaire” is defined in Section 2(a).

“Shares” is defined in the recitals.

“Suspension Event” is defined in Section 3(b).

“Suspension Notice” is defined in Section 3(b).

“Suspension Period” is defined in Section 3(a).

“Trading Day” shall mean any day on which the Common Stock is traded for any period on the NASDAQ Global Select Market, or if the Common Stock is no longer listed on the NASDAQ Global Select Market, on the other United States securities exchange or market on which the Common Stock is then being principally traded. If the Common Stock is not so listed or traded, then “Trading Day” means a Business Day.

“Warrants” is defined in the recitals.

“Warrant Shares” is defined in the recitals.

(b)            Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAWS OR PRINCIPLES THEREOF THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK. WITH RESPECT TO ANY LAWSUIT OR PROCEEDING ARISING OUT OF OR BROUGHT WITH RESPECT TO THIS AGREEMENT, OR ANY TRANSACTION CONTEMPLATED HEREBY, EACH OF THE PARTIES HERETO IRREVOCABLY (a) SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES FEDERAL AND NEW YORK STATE COURTS LOCATED IN THE COUNTY OF NEW YORK IN THE STATE OF NEW YORK; (b) WAIVES ANY OBJECTION IT MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY PROCEEDING BROUGHT IN ANY SUCH COURT; (c) WAIVES ANY CLAIM THAT SUCH PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM; AND (d) FURTHER WAIVES THE RIGHT TO OBJECT, WITH RESPECT TO SUCH PROCEEDINGS, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER SUCH PART.

(c)            Section Headings. The headings of the sections and subsections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part thereof.

Section 10.      Miscellaneous.

(a)            Notices.

(i)            Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) when sent, if sent by email (provided that such sent email is kept on file (whether electronically or otherwise) by the sending party and the sending party does not receive an automatically generated message from the recipient’s email server that such email could not be delivered to such recipient); or (iii) one (1) Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

Orchestra BioMed Holdings, Inc.

150 Union Square Drive
New Hope, Pennsylvania 18938
Attention: [Omitted Pursuant to Item 601(a)(6)]

Email: [Omitted Pursuant to Item 601(a)(6)]

with a copy to (which shall not constitute notice):

Paul Hastings LLP

200 Park Avenue

New York, NY 10166

Attention: [Omitted Pursuant to Item 601(a)(6)]

Email: [Omitted Pursuant to Item 601(a)(6)]

If to an Investor, to the address set forth on such Investor’s signature page hereto.

or to such other physical or email address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) electronically generated by the sender’s email containing the time, date, recipient email address of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by email or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

(b)            Reproduction of Documents. This Agreement and all documents relating thereto, including, without limitation, consents, waivers and modifications which may hereafter be executed, documents received by the Investors pursuant hereto and financial statements, certificates and other information previously or hereafter furnished to the Investors, may be reproduced by the Investors by a photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and the Investors may destroy any original document so reproduced. All parties hereto agree and stipulate that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by the Investors in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

(c)            Successors and Assigns. The Agreement will inure to the benefit of and be binding on the parties hereto and their respective successors and permitted assigns. An Investor may assign its rights and obligations hereunder to any transferee or assignee of its Registrable Securities who is a Permitted Transferee, provided that the Company is, within a reasonable time after such assignment or transfer, furnished with written notice of the name and address of such Permitted Transferee and the Registrable Securities with respect to which such rights and obligations are being assigned, and, provided further, that such Permitted Transferee enters into an agreement to be bound by the terms of this Agreement in the form of the Joinder Agreement attached hereto as Exhibit D. Any such transfer to a Permitted Transferee must be in compliance with the Securities Act and any other applicable securities or blue sky laws. By delivering an executed Joinder Agreement, such Permitted Transferees shall be deemed to be a party hereto and such Joinder Agreement shall be a part of this Agreement.

(d)            Entire Agreement; Amendment and Waiver. This Agreement constitutes the entire understanding of the parties hereto relating to the subject matter hereof and supersedes all prior understandings among such parties. The Agreement may be amended, supplemented or otherwise modified only by a written instrument executed by the Company and the Investors. No waiver of the provisions of the Agreement will be effective unless explicitly set forth in writing and executed by the Company and the Investors. Except as provided in the preceding sentence, no action taken pursuant to the Agreement, including without limitation, any investigation by or on behalf of any party, will be deemed to constitute a waiver by the party taking such action of compliance with any covenants or agreements contained herein. The waiver by any party hereto of a breach of any provision of the Agreement will not operate or be construed as a waiver of any subsequent breach.

(e)            Severability. In the event that any part or parts of this Agreement shall be held illegal or unenforceable by any court or administrative body of competent jurisdiction, such determination shall not affect the remaining provisions of this Agreement which shall remain in full force and effect.

(f)            Third Parties. Except as otherwise set forth herein, the Agreement does not create any rights, claims or benefits inuring to any person that is not a party thereto nor create or establish any third party beneficiary thereto.

(g)            Specific Performance. Without limiting or waiving in any respect any rights or remedies of the parties hereto under the Agreement, each of the parties will be entitled to seek specific performance of the obligations to be performed by the other in accordance with the provisions of the Agreement. The Company and the Investors hereby declare that it is impossible to measure in money the damages which will accrue to the parties hereto by reason of the failure of any party to perform any of its obligations under this Agreement. If any party hereto shall institute any action or proceeding to enforce the provisions hereof, the Company and each of the Investors hereby waive the claim or defense that the party instituting such action or proceeding has an adequate remedy at law.

(h)            Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement. Electronic signatures complying with the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), as amended from time to time, or other applicable law will be deemed original signatures for purposes of this Agreement. Transmission by telecopy, electronic mail or other transmission method of an executed counterpart of this Agreement will constitute due and sufficient delivery of such counterpart.

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IN WITNESS WHEREOF, this Registration Rights Agreement has been executed by the parties as of the date first above written.

THE COMPANY

ORCHESTRA BIOMED HOLDINGS INC.

By:
Name: Andrew Taylor
Title: Chief Financial Officer

[Signature Page to Registration Rights Agreement]

INVESTOR:

LIGAND PHARMACEUTICALS INCORPORATED

By:
Name:
Title:

Address:

Email:

[Signature Page to Registration Rights Agreement]

INVESTOR:

COVIDIEN GROUP S.À.R.L.

By:
Name:
Title:

c/o Medtronic, Inc.
Medtronic Operational Headquarters
710 Medtronic Parkway
Minneapolis, Minnesota 55432-5604
Attention:	[Omitted Pursuant to Item 601(a)(6)]
Email:	[Omitted Pursuant to Item 601(a)(6)]

with a copy to (which shall not constitute notice):

Fredrikson & Byron, P.A.
200 South Sixth Street, Suite 4000
Minneapolis, MN 55402
Attention: [Omitted Pursuant to Item 601(a)(6)]
Email: [Omitted Pursuant to Item 601(a)(6)]

[Signature Page to Registration Rights Agreement]

EXHIBIT A

PLAN OF DISTRIBUTION

A-1

EXHIBIT B

SELLING STOCKHOLDER

B-1

EXHIBIT C

SELLING STOCKHOLDER NOTICE AND QUESTIONNAIRE

C-1

EXHIBIT D

JOINDER AGREEMENT

By executing this JOINDER AGREEMENT, the undersigned hereby agrees to become a party to the Registration Rights Agreement dated as of [●], 2025, by and among Orchestra BioMed Holdings, Inc., a Delaware corporation, and the Investors party thereto, and that he/she/it will have all the rights and obligations of an Investor provided under such Registration Rights Agreement.

Dated:	[NAME]

By:
Name:
Title:
Address:
Email:
Facsimile No.:

[Joinder to Registration Rights Agreement]

D-1